LONGLEAF PARTNERS FUNDS TRUSTSM

SUPPLEMENT DATED AUGUST 3, 2004
TO PROSPECTUS DATED MAY 1, 2004,
AS SUPPLEMENTED
JULY 16 AND JULY 21, 2004

The Board of Trustees of Longleaf Partners Small-Cap Fund (the “Fund”) has adopted a resolution to simplify its investment policy and modify the definition of companies qualifying as “small cap.” In compliance with Rule 35d-1 under the Investment Company Act of 1940, shareholders of the Fund will be given 60 days prior written notice of the change. Accordingly, effective October 11, 2004, the Prospectus and Statement of Additional Information shall be amended as follows:

•	On page 12 of the Prospectus and page 2 of the Statement of Additional Information, delete the entire paragraph beginning “Investment Policy,” and substitute the following: “Investment Policy — The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap.”

•	On page 12 of the Prospectus, immediately above the heading “Specific Risks of Investing in this Fund” (but not included as part of the Investment Policy), and on page 2 of the Statement of Additional Information, immediately above the heading “Fundamental Investment Restrictions,” insert the following paragraph: “Shareholders of the Small-Cap Fund will be provided with at least 60 days prior written notice of any change to the Investment Policy set forth above. The Board of Trustees may, however, change the definition of small cap without prior notice if it concludes such a change is appropriate. Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire Small-Cap 1750 Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time.”

In addition, effective immediately, the Prospectus shall be amended as follows:

•	On page 17, in the paragraph marked “Cash Reserves,” delete the second sentence and substitute the following: “If, however, we have difficulty finding qualifying investments, we will hold cash reserves until we can find securities that meet our investment criteria. As a result, there may be periods when the percentage of securities qualifying as “small cap” or “international” fall below the normal levels described in the investment policies of the Small-Cap and International Funds.”

LONGLEAF PARTNERS FUNDS

Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 Poplar Avenue, Suite 900
Memphis, Tennessee 38119
(800) 445-9469